Exhibit 99.1

Advanced Flower Capital Completes Conversion

to Business Development Company

WEST PALM BEACH, FL, January 5, 2026 – Advanced Flower Capital Inc. (Nasdaq: AFCG) (“AFC” or the “Company”) announced today that it has completed its previously announced conversion from a real estate investment trust (“REIT”) to a business development company (“BDC”) regulated under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Conversion”), effective as of January 1, 2026.

“We thank our shareholders for their continued support in AFC as we complete this important milestone,” said Leonard M. Tannenbaum, CFA, Chairman of the Board of Directors. “We enter 2026 with a deep and compelling pipeline of investment opportunities under evaluation, which we believe will help position the Company to generate attractive risk-adjusted returns for our shareholders.”

The completion of the Conversion expands AFC’s investment flexibility to pursue opportunities beyond real estate-backed loans, including a broader universe of operating businesses, aimed at enhancing long-term shareholder value.

There is no impact on AFC’s Nasdaq listing, and the Company continues to trade under its existing ticker symbol, AFCG.

Additional details regarding the Conversion and certain related matters will be included in the Company’s Form 8-K filing with the U.S. Securities and Exchange Commission.

About Advanced Flower Capital

Advanced Flower Capital Inc. (Nasdaq: AFCG) (“AFC” or the “Company”) is a business development company specializing in loans to U.S. middle-market companies operating in the cannabis industry in states where medical and/or adult-use cannabis is legal, as well as companies ancillary to the cannabis industry and select companies outside of the cannabis industry. Businesses ancillary to the cannabis industry may include, but are not limited to, brand developers, business services providers, and equipment and consumables providers. Leveraging its management team’s deep network and significant credit, structuring, and industry-specific expertise, AFC originates, structures, underwrites and manages senior secured loans and other types of loans, typically ranging from approximately $10 million to over $100 million. The Company is externally managed by AFC Management, LLC (“Manager”) and is based in West Palm Beach, Florida. For additional information regarding the Company, please visit advancedflowercapital.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our current views and projections with respect to, among other things, future events and financial performance. Words such as “believes,” “expects,” “will,” “intends,” “plans,” “guidance,” “estimates,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements, including statements about our future growth and strategies for such growth, are subject to the inherent uncertainties in predicting future results and conditions and are not guarantees of future performance, conditions or results. Certain factors, including the ability of our Manager to locate suitable loan opportunities for us, monitor and actively manage our loan portfolio and implement our investment strategy; management’s current estimate of expected credit losses and current expected credit loss reserve and other factors could cause actual results and performance to differ materially from those projected in these forward-looking statements. More information on these risks and other potential factors that could affect our business and financial results is included in AFC’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of AFC’s most recently filed periodic reports on Form 10-K, Form 10-Q and subsequent filings. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect AFC. We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact

Robyn Tannenbaum

561-510-2293

ir@advancedflowercapital.com

Media Contact

Collected Strategies

Jim Golden / Jack Kelleher

AFCG-CS@collectedstrategies.com